UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signature

Item 1.01	Entry into a Material Definitive Agreement

On July 14, 2020, Golden Minerals Company (the “Company”) entered into a binding letter of intent (“Letter of Intent”) with Fabled Copper Corp. (“Fabled”) for a potential transaction pursuant to which Fabled would acquire the Company’s option to earn a 100% interest in the Santa Maria mining claims located in Chihuahua, Mexico (the “Option”). The Letter of Intent provides that entry into a definitive agreement regarding the Option (the “Definitive Agreement”) is subject to, among other contingencies, (i) a 10 business-day period during which Fabled will conduct its due diligence, (ii) the ability of Fabled to secure financing of not less than CAD$4,000,000, and (iii) acceptance by the TSX Venture Exchange of the proposed transaction.

As consideration for the Option, Fabled will (i) pay $500,000 in cash to the Company upon closing and will issue to the Company 1,000,000 shares of Fabled’s common stock; (ii) pay $1,500,000 in cash to the Company on the one year anniversary date following the closing; (iii) pay $2,000,000 in cash to the Company on the two year anniversary date following the closing; and (iv) upon exercise of the Option, grant the Company a 1% net smelter return royalty on the Santa Maria and Punto Com concessions.

The Letter of Intent contains standard representations, warranties, covenants, and other terms customary in similar transactions. The Company and Fabled have agreed to use their commercially reasonable best efforts to enter into the Definitive Agreement on or before August 12, 2020 and prepare all necessary documentation and apply for and obtain TSX Venture Exchange approval and all other consents, orders or approvals as required or desirable to complete the potential transaction regarding the Option. None of the consideration described above is payable until the Definitive Agreement with regard to the Option is executed.

The foregoing description of the Letter of Intent does not purport to be complete and is qualified in its entirety by the full text of the Letter of Intent which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description
10.1	Letter of Intent, dated July 14, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2020

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President and Chief Financial Officer